SUPPLEMENT TO THE PROSPECTUS
                                       OF
                             EVERGREEN SECTOR FUNDS

I.       Evergreen Technology Fund (the "Fund")

         Effectively immediately, the section entitled "INVESTMENT STRATEGY" for the Fund is revised to allow the Fund to invest in companies of all market capitalizations. The 65% limitation for investing in large companies in the Fund's investment strategy is removed.

June 22, 2001                                                      558924 (6/01)